Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Supplement dated November 1, 2019
to the Tocqueville Trust Prospectus
dated February 15, 2019, as supplemented (the “Prospectus”)
Disclosure Regarding The Tocqueville Opportunity Fund (the “Opportunity Fund” or the “Fund”)

    Effective immediately, Mr. Paul Lambert is being named as the portfolio manager of the Opportunity Fund. Therefore, effective immediately, the first paragraph of sub-section “Portfolio Manager” under the section “Management” of the Prospectus for the Opportunity Fund is being deleted and being replaced with the below.

“Paul Lambert is the portfolio manager of the Fund.  Mr. Lambert has been the portfolio manager of the Opportunity Fund since 2019.”

In addition, effective immediately, the third paragraph of sub-section “Portfolio Management” under the section “Management of the Funds” of the Prospectus are being deleted and replaced with the following:

“Paul Lambert has been the portfolio manager for The Tocqueville Opportunity Fund since 2019. Prior to joining Tocqueville in 2010, Mr. Lambert was an analyst with Key Bank within its Asset Recovery Group where he worked with distressed middle companies as they restructured their debt. Mr. Lambert received his A.A. from Dean College and a B.S. from Babson College. He also holds the CFA designation.”

Effective immediately, Thomas Vandeventer is no longer a portfolio manager of the Fund and as a result, all references to him in the Prospectus are deleted.

Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Supplement dated November 1, 2019
to the Tocqueville Trust Statement of Additional Information
dated February 15, 2019, as supplemented (the “SAI”)
Disclosure Regarding The Tocqueville Opportunity Fund (the “Opportunity Fund” or the “Fund”)

Effective immediately, Mr. Paul Lambert is being added as the portfolio manager of the Opportunity Fund. Therefore, effective immediately, the first table in subsection “Management of Other Accounts” under the section “Investment Advisory and Other Services” is being deleted and being replaced with the below information. In addition, effective immediately, Thomas Vandeventer is no longer a portfolio manager of the Fund and as a result, all references to him in the SAI are deleted.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert W. Kleinschmidt	0	0	76	0	0	0
	$0	$0	$1,203,766,393	$0	$0	$0
Paul Lambert	0	0	7	0	0	0
	$0	0	$2,500,000	$0	$0	$0
John Hathaway	0	3	2	0	2	0
	$0	$495,071,327	$21,669,518	$0	$12,920,008	$0
Douglas B. Groh	0	3	2	0	2	0
	$0	$495,071,327	$21,669,518	$0	$12,920,008	$0
Ryan McIntyre	0	3	2	0	2	0
	$0	$495,071,327	$21,669,518	$0	$12,920,008	$0
J. Dennis Delafield	0	0	48	0	0	0
	$0	$0	$111,815,174	$0	$0	$0
Donald Wang	0	1	2	0	1	0
	$0	$52,459,137	$15,581,625	$0	$52,459,137	$0
Joshua Kaufthal	0	1	3	0	1	0
	$0	$3,035,402	$15,957,245	$0	$3,035,402	$0
James Maxwell	0	1	2	0	1	0
	$0	$3,035,402	$15,581,625	$0	$3,035,402	$0

[1]	Mr. Lambert began serving as a new portfolio manager effective as of November 2019. The information provided is as of October 30, 2019.

In addition, the subsection “Compensation” under the section “Investment Advisory and Other Services” is being deleted and being replaced with the following:

“Compensation. As of October 31, 2018, each of Messrs. Kleinschmidt, Lambert, Hathaway, Delafield, Wang, Groh, McIntyre, Kaufthal and Maxwell receive compensation in connection with his management of the Fund for which he acts as portfolio manager and other accounts identified above, which includes the following components: (1) base remuneration, (2) incentive fee (with respect to Messrs. Hathaway, McIntyre, Wang and Groh), and (3) a discretionary annual bonus.  In addition, Messrs. Kleinschmidt, Lambert, Hathaway, Groh, Delafield, Kaufthal, Maxwell and McIntyre as shareholders of Tocqueville Management Corp, the General Partner

Filed Pursuant to Rule 497(e)
Registration No. 033-08746

of the Advisor, also receive compensation based upon the profitability of the firm. Furthermore, Mr. Lambert may receive compensation for his role as an analyst with the Advisor.

Base Remuneration.  The annual base remuneration can be a fixed or variable amount.  Certain Portfolio Managers and the investment team members are paid a fixed remuneration out of the variable amount, which is discussed below.  Messrs. Wang, Groh, Kaufthal, Maxwell and McIntyre receive a fixed remuneration.  Messrs. Kleinschmidt, Lambert, Hathaway and Delafield will receive a variable remuneration.  The variable amount is calculated using the amount of investment advisory fees collected by the Advisor each month, in arrears, derived from the value of the portfolio assets of accounts (including the Funds), for which these individuals are Portfolio Managers.  These Portfolio Managers will receive the balance of any respective variable amounts remaining as their compensation, after payment of the fixed amounts to the Portfolio Managers mentioned above and other members of the investment team and certain other expenses.

Incentive Fee.  For some accounts managed by Messrs. Hathaway, Groh, Wang and McIntyre, a portion of the fees paid to the Advisor may be linked to performance.  For these particular accounts, the Advisor will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a predetermined threshold.  These Portfolio Managers are then paid a percentage of all these incentive fees and the Advisor retains the balance.  The Funds are not among the accounts included in the incentive fee arrangement and, consequently, the Funds’ performance does not impact Messrs. Hathaway, Groh, Wang and McIntyre’s receipt of an incentive fee.

Bonus.  Each Portfolio Manager is eligible to receive a discretionary annual bonus in addition to his base remuneration.  The level of the discretionary bonus is determined by the General Partner based upon a number of factors, including the firm’s profitability, the expansion of the client account base, the securities market environment for the respective period, the portion of revenue generated by the work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Advisor’s group of investment managers.

In addition, effective immediately, the first table in subsection “Ownership of Fund Securities” under the section “Investment Advisory and Other Services” of the SAI is being deleted and being replaced with the following:

Dollar Value of Shares Owned Beneficially as of October 31, 2018
Manager	Fund	None	$1- 10K	$10,001- 50K	$50,001- 100K	$100,001- 500K	$500,001- 1M	Above $1M
Robert W. Kleinschmidt	Tocqueville Fund							X
Paul Lambert[1]	Opportunity Fund						X
John Hathaway	Gold Fund					X
Douglas B. Groh	Gold Fund					X
Ryan McIntyre	Gold Fund			X
J. Dennis Delafield	The Delafield Fund							X
	The Select Fund							X

Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Dollar Value of Shares Owned Beneficially as of October 31, 2018
Donald Wang	The Select Fund	X
Joshua Kaufthal	The Delafield Fund			X
	The Select Fund			X
James Maxwell	The Delafield Fund			X
	The Select Fund		X

[1]	Mr. Lambert began serving as a new portfolio manager effective as of November 2019. The information provided is as of October 30, 2019.

Please retain this Supplement with your Statement of Additional Information for reference.